Exhibit 10.6

EXECUTION COPY

PARTRIDGE ACQUIRED PORTFOLIO BUSINESS TRUST

Issuer

COMPUCREDIT INTERNATIONAL ACQUISITION CORPORATION

Servicer

DEUTSCHE BANK AG, LONDON BRANCH

Paying Agent

and

DEUTSCHE BANK TRUST COMPANY AMERICAS

Indenture Trustee

SERIES 2007-ONE INDENTURE SUPPLEMENT

Dated as of April 4, 2007

TABLE OF CONTENTS

		Page
	ARTICLE I
	Creation of the Series 2007-One Notes

Section 1.01.	Designation.	1

	ARTICLE II
	Definitions

Section 2.01.	Definitions	2

	ARTICLE III
	Servicing Fee

Section 3.01.	Servicing Compensation	18

	ARTICLE IV
	Allocation and Application of Collections

Section 4.01.	Collections and Allocations	19
Section 4.02.	Determination of Monthly Interest	19
Section 4.03.	Daily Application of Collections	22
Section 4.04.	Required Coverage Amount	23
Section 4.05.	Application of Available Collections	23
Section 4.06.	Defaulted Amounts; Reduction Amounts	28
Section 4.07.	Determination of LIBOR	29
Section 4.08.	VFN Increases	29

	ARTICLE V
	Distributions; Reports to Series 2007-One Noteholders

Section 5.01.	Distributions	31
Section 5.02.	Reports and Statements to Series 2007-One Noteholders	33

	ARTICLE VI
	Series 2007-One Redemption Events; Voting

Section 6.01.	Series 2007-One Redemption Events	34

	ARTICLE VII
	Redemption of Series 2007-One Notes; Series Termination

Section 7.01.	Administrative Redemption; Final Distributions	36
Section 7.02.	Series Termination	36

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TABLE OF CONTENTS

(continued)

		Page
	ARTICLE VIII
	Redemption of Series 2007-One Notes; Final Distributions

Section 8.01.	Sale of Receivables or Redemption of the Series 2007-One Notes and the O/C Certificate pursuant to Sections 5.05 and 5.17 of the Indenture and Sections 7.01 and 8.01 of this Indenture Supplement	37

	ARTICLE IX
	Miscellaneous Provisions

Section 9.01.	Ratification of Indenture	39
Section 9.02.	Counterparts	39
Section 9.03.	Governing Law	39
Section 9.04.	Successors and Assigns	39
Section 9.05.	Tax Matters	39
Section 9.06.	Covenant of O/C Holder	44
Section 9.07.	Transfer of the Variable Funding Notes and the O/C Certificate	44
Section 9.08.	Event of Default	44
Section 9.09.	Disclosure of Tax Treatment	45
Section 9.10.	Limitation of Liability	45

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EXHIBITS

EXHIBIT A-1	Form of Class A-1 Note

EXHIBIT A-2	Form of Class A-2 Note

EXHIBIT A-3	Form of Class A-3 Note

EXHIBIT A-4	Form of Class A-4 Note

EXHIBIT B	Form of Class B Note

EXHIBIT C	Form of Variable Funding Note

EXHIBIT D	Form of O/C Certificate

EXHIBIT E	Form of Monthly Servicing Statement

EXHIBIT F	Investment Letter

EXHIBIT G	Permitted Transferees

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SERIES 2007-ONE INDENTURE SUPPLEMENT, dated as of April 4, 2007 (this “Indenture Supplement”), among PARTRIDGE ACQUIRED PORTFOLIO BUSINESS TRUST, a Nevada business trust (herein, the “Issuer”), COMPUCREDIT INTERNATIONAL ACQUISITION CORPORATION, a Nevada corporation (the “Servicer”), DEUTSCHE BANK AG, LONDON BRANCH, a corporation duly organized and existing under the law of the Federal Republic of Germany and having its principal place of business at Taunusanlage 12 in the City of Frankfurt (Main) and operating in the United Kingdom under branch number BR000005, not in its individual capacity, but solely as paying agent (herein, together with its successors in the trusts thereunder as provided in the Indenture referred to below, the “Paying Agent”) under the Master Indenture, DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York State chartered bank, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Indenture referred to below, the “Indenture Trustee”) under the Master Indenture, dated as of April 4, 2007 (as amended from time to time, the “Indenture”), among the Issuer, the Servicer and the Indenture Trustee (the Indenture, together with this Indenture Supplement, the “Agreement”).

Pursuant to Section 2.10 of the Indenture, the Issuer may issue one or more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

ARTICLE I

Creation of the Series 2007-One Notes

Section 1.01. Designation.

(a) There is hereby created and designated a Series of Notes to be issued pursuant to the Agreement to be known as “PARTRIDGE ACQUIRED PORTFOLIO BUSINESS TRUST, Series 2007-One Notes” or the “Series 2007-One Notes.” The Series 2007-One Notes shall be issued as follows: the “Class A-1 Notes,” the “Class A-2 Notes,” the “Class A-3 Notes,” “the Class A-4 Notes,” the “Class B Notes” and the “Variable Funding Notes.” An O/C Certificate will also be issued pursuant to the Agreement as part of Series 2007-One and will be entitled to receive the amounts specified hereunder. The Series 2007-One Notes and the O/C Certificate will be issued in definitive form.

(b) Series 2007-One shall not be subordinated to any other Series. The Series 2007-One Notes shall be due and payable on the Stated Maturity Date.

[END OF ARTICLE I]

ARTICLE II

Definitions

Section 2.01. Definitions.

(a) Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

“Account Owner” shall mean R. Raphael & Sons PLC, a public limited liability company incorporated in England and Wales, or any other entity which is the issuer of the credit card relating to an Account pursuant to a Credit Card Agreement.

“Account Ownership Fee” shall have the meaning specified in the Transfer and Servicing Agreement.

“Administrative Redemption” shall have the meaning specified in subsection 7.01(a).

“Administration Fee” shall mean one-twelfth of the product of (i) 0.01%, (ii) the Series Allocation Percentage and (iii)(A) the sum of the amount of Receivables (including any Ineligible Receivables to the extent not repurchased pursuant to the Transfer and Servicing Agreement) on each day of the related Monthly Period divided by (B) the number of days in such Monthly Period.

“Allocation Amount” shall mean the sum of the Class A Allocation Amount, the Class B Allocation Amount, the VFN Allocation Amount and the O/C Allocation Amount.

“Available Finance Charge Collections” shall mean an amount equal to, with respect to any Monthly Period, the product of (i) the Series Allocation Percentage for such Monthly Period and (ii) Collections of Finance Charge Receivables with respect to such Monthly Period; provided, however, for purposes of this definition, the initial Monthly Period will commence as of the Cut-Off Time and end on April 30, 2007.

“Available Principal Collections” shall mean an amount equal to, with respect to any Monthly Period, (i) the product of (a) the Series Allocation Percentage for such Monthly Period and (b) Collections of Principal Receivables with respect to such Monthly Period, plus (ii) any other amounts which pursuant to subsection 4.05(a) are to be treated as Available Principal Collections for such Monthly Period minus (iii) Collections of Principal Receivables applied pursuant to Section 4.03 for such Monthly Period; provided, however, for purposes of this definition, the initial Monthly Period will commence as of the Cut-Off Time and end on April 30, 2007.

“Backup Servicer” shall mean a credit card servicer in the United Kingdom designated by the Servicer after the Closing Date in a notice to the Indenture Trustee and consented to by the Required Investors, and its successors and assigns.

“Backup Servicing Fee” shall mean the fee designated by the Servicer and consented to by the Required Investors on the date the Backup Servicer is designated.

“Business Day” shall have the meaning specified in the Transfer and Servicing Agreement.

“Class A Allocation Amount” shall mean the sum of the Class A-1 Allocation Amount, the Class A-2 Allocation Amount, the Class A-3 Allocation Amount and the Class A-4 Allocation Amount.

“Class A Initial Principal Balance” shall mean the amount specified in Item 1 on Schedule I.

“Class A Noteholder” shall mean the Person in whose name any Class A Note is registered in the Note Register.

“Class A Notes” shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

“Class A Principal Balance” shall mean the sum of the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance and the Class A-4 Principal Balance.

“Class A Reduction Amounts” shall mean, with respect to any Distribution Date, the sum of the aggregate amounts by which each of the Class A-1 Allocation Amount, the Class A-2 Allocation Amount, the Class A-3 Allocation Amount and the Class A-4 Allocation Amount have been reduced on all prior Distribution Dates pursuant to Section 4.06.

“Class A Series Default Amount” shall mean, with respect to any Monthly Period, the product of (i) the Series Default Amount for such Monthly Period and (ii) a fraction, the numerator of which is the Class A Allocation Amount and the denominator of which is the Allocation Amount as of the last day of such Monthly Period.

“Class A-1 Additional Interest” shall have the meaning specified in subsection 4.02(a).

“Class A-1 Allocation Amount” shall mean, on any date of determination, an amount equal to (i) the Class A-1 Initial Principal Balance, minus (ii) the total amount of principal payments made on the Class A-1 Notes prior to such date, minus (iii) the excess, if any, of the Class A-1 Reduction Amount over the portion of such Class A-1 Reduction Amount reimbursed pursuant to subsection 4.05(a)(vii) prior to such date; provided that the Class A-1 Allocation Amount shall not be less than zero.

“Class A-1 Initial Principal Balance” shall mean the amount specified in Item 2 on Schedule I.

“Class A-1 Interest Shortfall” shall have the meaning specified in subsection 4.02(a).

“Class A-1 Monthly Interest” shall have the meaning specified in subsection 4.02(a).

“Class A-1 Note Rate” shall mean, with respect to any Interest Period, a per annum rate equal to the sum of (i) the percentage specified in Item 3 on Schedule I plus (ii) LIBOR as determined on the related LIBOR Determination Date with respect to such Interest Period.

“Class A-1 Noteholder” shall mean the Person in whose name a Class A-1 Note is registered in the Note Register.

“Class A-1 Notes” shall mean any one of the Class A-1 Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

“Class A-1 Principal Balance” shall mean, on any date of determination, an amount equal to (i) the Class A-1 Initial Principal Balance, minus (ii) the aggregate amount of principal payments made to the Class A-1 Noteholders on or prior to such date.

“Class A-1 Reduction Amount” shall mean, with respect to any Distribution Date, the aggregate amount by which the Class A-1 Allocation Amount has been reduced on all prior Distribution Dates pursuant to Section 4.06.

“Class A-2 Additional Interest” shall have the meaning specified in subsection 4.02(b).

“Class A-2 Allocation Amount” shall mean, on any date of determination, an amount equal to (i) the Class A-2 Initial Principal Balance, minus (ii) the total amount of principal payments made on the Class A-2 Notes prior to such date, minus (iii) the excess, if any, of the Class A-2 Reduction Amount over the portion of such Class A-2 Reduction Amount reimbursed pursuant to subsection 4.05(a)(vii) prior to such date; provided that the Class A-2 Allocation Amount shall not be less than zero.

“Class A-2 Initial Principal Balance” shall mean the amount specified in Item 4 on Schedule I.

“Class A-2 Interest Shortfall” shall have the meaning specified in subsection 4.02(b).

“Class A-2 Monthly Interest” shall have the meaning specified in subsection 4.02(b).

“Class A-2 Note Rate” shall mean, with respect to any Interest Period, a per annum rate equal to the sum of (i) the percentage specified in Item 5 on Schedule I plus (ii) LIBOR as determined on the related LIBOR Determination Date with respect to such Interest Period.

“Class A-2 Noteholder” shall mean the Person in whose name a Class A-2 Note is registered in the Note Register.

“Class A-2 Notes” shall mean any one of the Class A-2 Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

“Class A-2 Principal Balance” shall mean, on any date of determination, an amount equal to (i) the Class A-2 Initial Principal Balance, minus (ii) the aggregate amount of principal payments made to the Class A-2 Noteholders on or prior to such date.

“Class A-2 Reduction Amount” shall mean, with respect to any Distribution Date, the aggregate amount by which the Class A-2 Allocation Amount has been reduced on all prior Distribution Dates pursuant to Section 4.06.

“Class A-3 Additional Interest” shall have the meaning specified in subsection 4.02(c).

“Class A-3 Allocation Amount” shall mean, on any date of determination, an amount equal to (i) the Class A-3 Initial Principal Balance, minus (ii) the total amount of principal payments made on the Class A-3 Notes prior to such date, minus (iii) the excess, if any, of the Class A-3 Reduction Amount over the portion of such Class A-3 Reduction Amount reimbursed pursuant to subsection 4.05(a)(vii) prior to such date; provided that the Class A-3 Allocation Amount shall not be less than zero.

“Class A-3 Initial Principal Balance” shall mean the amount specified in Item 6 of Schedule I.

“Class A-3 Interest Shortfall” shall have the meaning specified in subsection 4.02(c).

“Class A-3 Monthly Interest” shall have the meaning specified in subsection 4.02(c).

“Class A-3 Note Rate” shall mean, with respect to any Interest Period, a per annum rate equal to the sum of (i) the percentage specified in Item 7 of Schedule I plus (ii) LIBOR as determined on the related LIBOR Determination Date with respect to such Interest Period.

“Class A-3 Noteholder” shall mean the Person in whose name a Class A-3 Note is registered in the Note Register.

“Class A-3 Notes” shall mean any one of the Class A-3 Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.

“Class A-3 Principal Balance” shall mean, on any date of determination, an amount equal to (i) the Class A-3 Initial Principal Balance, minus (ii) the aggregate amount of principal payments made to the Class A-3 Noteholders on or prior to such date.

“Class A-3 Reduction Amount” shall mean, with respect to any Distribution Date, the aggregate amount by which the Class A-3 Allocation Amount has been reduced on all prior Distribution Dates pursuant to Section 4.06.

“Class A-4 Additional Interest” shall have the meaning specified in subsection 4.02(d).

“Class A-4 Allocation Amount” shall mean, on any date of determination, an amount equal to (i) the Class A-4 Initial Principal Balance, minus (ii) the total amount of principal payments made on the Class A-4 Notes prior to such date, minus (iii) the excess, if any, of the Class A-4 Reduction Amount over the portion of such Class A-4 Reduction Amount reimbursed pursuant to subsection 4.05(a)(vii) prior to such date; provided that the Class A-4 Allocation Amount shall not be less than zero.

“Class A-4 Initial Principal Balance” shall mean the amount specified in Item 8 of Schedule I.

“Class A-4 Interest Shortfall” shall have the meaning specified in subsection 4.02(d).

“Class A-4 Monthly Interest” shall have the meaning specified in subsection 4.02(d).

“Class A-4 Note Rate” shall mean, with respect to any Interest Period, a per annum rate equal to the sum of (i) the percentage specified in Item 9 of Schedule I plus (ii) LIBOR as determined on the related LIBOR Determination Date with respect to such Interest Period.

“Class A-4 Noteholder” shall mean the Person in whose name a Class A-4 Note is registered in the Note Register.

“Class A-4 Notes” shall mean any one of the Class A-4 Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-4.

“Class A-4 Principal Balance” shall mean, on any date of determination, an amount equal to (i) the Class A-4 Initial Principal Balance, minus (ii) the aggregate amount of principal payments made to the Class A-4 Noteholders on or prior to such date.

“Class A-4 Reduction Amount” shall mean, with respect to any Distribution Date, the aggregate amount by which the Class A-4 Allocation Amount has been reduced on all prior Distribution Dates pursuant to Section 4.06.

“Class B Additional Interest” shall have the meaning specified in subsection 4.02(e).

“Class B Allocation Amount” shall mean, on any date of determination, an amount equal to (i) the Class B Initial Principal Balance, minus (ii) the total amount of principal payments made on the Class B Notes prior to such date, minus (iii) the excess, if any, of the Class B Reduction Amount over the portion of such Class B Reduction Amount reimbursed pursuant to subsection 4.05(a)(x) prior to such date; provided that the Class B Allocation Amount shall not be less than zero.

“Class B Initial Principal Balance” shall mean the amount specified in Item 10 of Schedule I.

“Class B Interest Shortfall” shall have the meaning specified in subsection 4.02(e).

“Class B Monthly Interest” shall have the meaning specified in subsection 4.02(e).

“Class B Note Rate” shall mean, with respect to any Interest Period, a per annum rate equal to the sum of (i) the percentage specified in Item 11 of Schedule I plus (ii) LIBOR as determined on the related LIBOR Determination Date with respect to such Interest Period.

“Class B Noteholder” shall mean the Person in whose name a Class B Note is registered in the Note Register.

“Class B Notes” shall mean any one of the Class B Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit B.

“Class B Principal Balance” shall mean, on any date of determination, an amount equal to (i) the Class B Initial Principal Balance, minus (ii) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

“Class B Reduction Amount” shall mean, with respect to any Distribution Date, the aggregate amount by which the Class B Allocation Amount has been reduced on all prior Distribution Dates pursuant to Section 4.06.

“Class B Series Default Amount” shall mean, with respect to any Monthly Period, the product of (i) the Series Default Amount for such Monthly Period and (ii) a fraction, the numerator of which is the Class B Allocation Amount and the denominator of which is the Allocation Amount as of the last day of such Monthly Period.

“Class B Subordinated Principal Percentage” shall mean an amount equal to the percentage equivalent of a fraction (1) the numerator of which is the O/C Allocation Amount as of the last day of the prior Monthly Period and (2) the denominator of which is the Allocation Amount as of the last day of the prior Monthly Period.

“Closing Date” shall mean April 4, 2007.

“Cut-Off Time” shall mean 11:59 P.M, London time on April 3, 2007.

“Defaulted Amount” shall mean, with respect to Series 2007-One, with respect to any Monthly Period, an amount (which shall not be less than zero) equal to (a) the amount of Principal Receivables which became Defaulted Receivables in such Monthly Period, plus (b) (without duplication, if any, with respect to clause (a)) the amount of any Principal Receivables which are identified as not being Eligible Receivables during such Monthly Period, plus (c) the amount of Principal Receivables that have been adjusted downward pursuant to subsection 3.07(a) in the Transfer and Servicing Agreement.

“Deposit Date” shall mean each day on which the Servicer deposits Collections into the Collection Account.

“Distribution Date” shall mean May 17, 2007 and the seventeenth day of each calendar month thereafter, or if such seventeenth day is not a Business Day, the next succeeding Business Day.

“Early Redemption Event” shall mean any Early Redemption Event specified in Section 5.01 of the Indenture and any Series 2007-One Redemption Event.

“Early Redemption Period” shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which an Early Redemption Event is deemed to have occurred and ending on the earlier to occur of (i) the payment in full of the Class A Principal Balance and the Class B Principal Balance, the VFN Principal Balance and the reduction of the O/C Allocation Amount to zero or (ii) the Stated Maturity Date.

“Equity Lockout Period” shall mean the period from the Closing Date to and including the January 2008 Distribution Date.

“ER Subordinated Principal Percentage Trigger” shall mean (1) 17.0% if the Six Month Average Charge-Off Rate is less than 15.0%, (2) 21.0% if the Six Month Average Charge-Off Rate is greater than or equal to 15.0% but less than 20.0%, (3) 25.0% if the Six Month Average Charge-Off Rate is greater than or equal to 20.0% but less than 25.0% and (4) 29.0% if the Six Month Average Charge-Off Rate is greater than or equal to 25.0%.

“Increase Amount” shall mean the amount remitted by the VFN Holders to fund an increase in the principal balance of the Variable Funding Note pursuant to subsection 4.08(a).

“Increase Date” shall have the meaning specified in subsection 4.08(a).

“Initial Allocation Amount” shall mean the sum of the Class A Initial Principal Balance, the Class B Initial Principal Balance and the O/C Initial Outstanding Amount.

“Initial Subordinated Principal Percentage” shall mean the percentage specified in Item 12 of Schedule I.

“Interest Period” shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

“Investment Letter” shall have the meaning specified in subsection 9.05(c).

“LIBOR” shall mean (i) with respect to the first LIBOR Determination Date, 5.53100% and (ii) thereafter, the definition specified in Section 4.07.

“LIBOR Determination Date” shall mean the first day of each Interest Period.

“Monthly Account Owner Fee” shall mean an amount equal to the product of the Account Ownership Fee and the Series Allocation Percentage.

“Monthly Backup Servicing Fee” shall have the meaning specified in subsection 3.01(b).

“Monthly Fees” shall mean the sum of the Monthly Backup Servicing Fee, to the extent not previously paid, the Monthly Account Owner Fee, the Monthly Servicing Fee and the Administration Fee.

“Monthly Period” shall mean, with respect to each Distribution Date, the preceding calendar month; provided, however, that the initial Monthly Period shall mean the period from and including the Closing Date to and including April 30, 2007.

“Monthly Servicing Fee” shall have the meaning specified in subsection 3.01(a).

“Monthly Servicing Statement” shall have the meaning specified in subsection 5.02(a)(i).

“Net Purchase Requirement” shall mean, with respect to any Business Day, (i) the purchase price for Receivables required to be paid by the Issuer with respect to such Business Day, plus (ii) any adjustments to the purchase price of Receivables required to be paid by the Issuer with respect to such Business Day minus (iii) the amount of Collections of Receivables on such Business Day and any prior Business Days which are allocable to all Series and available for the purchase of new Receivables with respect to such Business Day, plus (iv) the aggregate amount of any Net Purchase Requirements which were not previously funded by the VFN Holder.

“Net Yield” shall mean an amount equal to, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (i) the numerator of which is (a) the amount of Collections of Finance Charge Receivables with respect to such Monthly Period minus (b) the Defaulted Amount for such Monthly Period and (ii) the denominator of which is the amount of Principal Receivables as of the last day of the prior Monthly Period (or with respect to the first Monthly Period, the aggregate amount of Principal Receivables as of the Closing Date).

“Note Assignment” shall have the meaning specified in subsection 9.05(e).

“Note Purchase Agreement” shall mean, as applicable, (i) with respect to the Class A-1 Notes, the Class A-1 Note Purchase Agreement, dated as of April 4, 2007, among the Servicer, the Issuer, the Transferor, Kitty Hawk Funding Corporation as a Class A-1 Conduit Investor, and Bank of America, N.A., as Administrator and as a Class A-1 Alternate Investor (as defined in such Note Purchase Agreement), and the other financial institutions from time to time parties thereto as Class A-1 Investors and all amendments thereto, (ii) with respect to the Class A-2 Notes, the Class A-2 Note Purchase Agreement, dated as of April 4, 2007, among the Servicer, the Issuer, the Transferor, Kitty Hawk Funding Corporation as a Class A-2 Conduit Investor, and Bank of America, N.A., as Administrator and as a Class A-2 Alternate Investor (as defined in such Note Purchase Agreement), and the other financial institutions from time to time parties thereto as Class A-2 Investors and all amendments thereto, (iii) with respect to the Class A-3 Notes, the Class A-3 Note Purchase Agreement, dated as of April 4, 2007, among the Servicer, the Issuer, the Transferor, Kitty Hawk Funding Corporation as a Class A-3 Conduit Investor, and Bank of America, N.A., as Administrator and as a Class A-3 Alternate Investor (as defined in such Note Purchase Agreement), and the other financial institutions from time to time parties thereto as Class A-3 Investors and all amendments thereto, (iv) with respect to the Class A-4 Notes, the Class A-4 Note Purchase Agreement, dated as of April 4, 2007, among the Servicer, the Issuer, the Transferor, Kitty Hawk Funding Corporation as a Class A-4 Conduit Investor, and Bank of America, N.A., as Administrator and as a Class A-4 Alternate Investor (as defined in such Note Purchase Agreement), and the other financial institutions from time to time parties thereto as Class A-4 Investors and all amendments thereto, and (v) with respect to the Class B Notes, the Class B Note Purchase Agreement, dated as of April 4, 2007, among the Servicer, the Issuer, the Transferor, Blue Ridge Investments, L.L.C., as a Class B Investor, and the other financial institutions from time to time parties thereto as Class B Investors and all amendments thereto.

“O/C Allocation Amount” shall mean, on any date of determination, an amount equal to (i) the O/C Initial Outstanding Amount, minus (ii) the total amount of payments made to the O/C Holder prior to such date other than payments made pursuant to subsection 4.05(a)(xvii), minus (iii) the total amount by which the O/C Allocation Amount has been reduced pursuant to Section 4.06 on all prior Distribution Dates; provided that the O/C Allocation Amount shall not be less than zero.

“O/C and VFN Series Default Amount” shall mean, with respect to any Monthly Period, the product of (i) the Series Default Amount for such Monthly Period and (ii) a fraction, the numerator of which is the sum of the O/C Allocation Amount and the VFN Allocation Amount and the denominator of which is the Allocation Amount, each as of the last day of such Monthly Period.

“O/C Certificate” shall mean the certificate issued by the Issuer representing the right to receive all amounts distributed hereunder in respect of the O/C Allocation Amount, substantially in the form of Exhibit D.

“O/C Holder” shall mean the holder of the O/C Certificate.

“O/C Initial Outstanding Amount” shall mean the amount specified in Item 13 of Schedule I.

“O/C Outstanding Amount” shall mean, on any date of determination, an amount equal to (i) the O/C Initial Outstanding Amount, minus (ii) the aggregate amount of principal payments made to the O/C Holder on or prior to such date.

“O/C Reallocation Event” shall mean the occurrence of any of the following events:

(a) By the last day of the January 2008 Monthly Period, the Transferor has not used commercially reasonable efforts to obtain a Backup Servicer; or

(b) At any time on or after the last day of the March 2009 Monthly Period, the Transferor has not effectuated a Term Financing; provided, however, that any such O/C Reallocation Event shall be deemed cured if the Transferor has, to the reasonable satisfaction of the Required Investors, used commercially reasonable efforts to effectuate a Term Financing notwithstanding that a Term Financing has not occurred.

“O/C Reallocation Period” shall mean the period commencing upon the occurrence of an O/C Reallocation Event and ending on the earliest to occur of (i) the date such O/C Reallocation Event has been cured (or, in the case of an O/C Reallocation Event described in clause (b) of such definition, deemed cured pursuant to the proviso thereof), (ii) the date the Special Reinvestment Period commences, (iii) the date the Early Redemption Period commences or (iv) the date the Scheduled Redemption Period commences.

“Permitted Transferee” shall mean (i) Kitty Hawk Funding Corporation as Class A Conduit Investor (as defined in the Note Purchase Agreement), (ii) Bank of America, N.A. as Administrator (as defined in the Note Purchase Agreement) and as Class A Alternate Investor (as defined in the Note Purchase Agreement), (iii) any Conduit Assignee (as defined in the Note Purchase Agreement) designated by the Funding Agent, provided that no more than three Conduit Assignees may hold an interest in the Class A Notes at any time, (iv) any other Class A Alternate Investor or Class A Investor, in each case to which the Transferor and the Servicer has given its written consent, (v) Blue Ridge Investments, L.L.C., and (vi) each investor identified on Exhibit G hereto.

“Principal Balance” shall mean, as applicable, the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance, the Class B Principal Balance or the VFN Principal Balance.

“Principal Payment Rate” shall mean, with respect to any Monthly Period, a fraction, the numerator of which is the amount of Collections of Principal Receivables for such Monthly Period and the denominator of which is the amount of Principal Receivables as of the last day of the prior Monthly Period (or with respect to the first Monthly Period, the aggregate amount of Principal Receivables as of the Closing Date).

“Private Holder” shall mean each holder of a right to receive interest or principal in respect of any direct or indirect interest in the Issuer, including any financial instrument or contract the value of which is determined in whole or in part by reference to the Issuer (including the assets of the Issuer, income of the Issuer or distributions made by the Issuer), but excluding any interest in the Issuer represented by any Series or Class of Notes or any other interest as to which the Transferor has provided to the Indenture Trustee an Opinion of Counsel to the effect that such Series, Class or other interest will be treated as debt or otherwise not as an equity interest in either the Issuer or the Receivables for federal income tax purposes, in each case, provided such interest is not convertible or exchangeable into an interest in the Issuer or the Issuer’s income or equivalent value. Notwithstanding the immediately preceding sentence, (i) “Private Holder” shall also include any other Person that the Transferor and the Servicer determine is, may be or may become a “partner” within the meaning of Section 1.7704 1(h)(1)(ii) (including by reason of Section 1.7704-1(h)(3)) of the United States Treasury Regulations. “Private Holders” shall include the Class A Noteholders (and any holder of an interest in Class A Notes), the Class B Noteholders (and any holder of an interest in the Class B Notes), the VFN Holders, the Holders of the Trust Certificate, the Transferor Certificates or any interest in either, the Servicer and the O/C Holder. Any person holding more than one interest in the Issuer each of which separately would cause such Person to be a Private Holder shall be treated as a single Private Holder. Each holder of an interest in a Private Holder which is a partnership, S corporation or a grantor trust under the Code shall be treated as a Private Holder unless excepted with the consent of the Servicer and the Transferor (which consent shall be based on an Opinion of Counsel generally to the effect that the action taken pursuant to the consent will not cause the Issuer to become a publicly traded partnership treated as a corporation).

“Program Expenses” shall mean an amount equal to one-twelfth the product of (i) the Series Allocation Percentage and (ii) the fees and expenses of the Indenture Trustee and the Owner Trustee as specified in each of the related fee agreements with such parties.

“Program Indemnification” shall mean an amount equal to one-twelfth the product of (i) the Series Allocation Percentage and (ii) any indemnity obligation of the Issuer to the Indenture Trustee and the Owner Trustee, provided that the aggregate amount of such indemnity obligation to all such parties shall not exceed in the aggregate $100,000 prior to an Event of Default and $300,000 after an Event of Default in any one-year period beginning on the Closing Date and on each anniversary thereof.

“Qualified Securitization Pledge” shall mean, with respect to any Noteholder that is a Securitization Vehicle, a bona fide pledge by such Securitization Vehicle of its right, title and interest in and to its Notes pursuant to its program collateral or security agreement with a collateral agent or trustee for such Securitization Vehicle’s creditors and/or liquidity providers to secure obligations owing by such Securitization Vehicle to such creditors or liquidity providers.

“Rating Agency Condition” shall mean, with respect to Series 2007-One, the written consent of the Required Investors.

“Reallocated Principal Collections” shall mean, with respect to any Distribution Date, the amount of Available Principal Collections applied by the Indenture Trustee pursuant to subsection 4.05(b)(i) to fund the Required Coverage Amount.

“Redemption Amount” shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date,

the sum of (i) the Class A-1 Principal Balance on such Distribution Date, plus (ii) the amount due pursuant to subsection 4.05(a)(ii) for such Distribution Date, plus (iii) the Class A-2 Principal Balance on such Distribution Date, plus (iv) the amount due pursuant to subsection 4.05(a)(iii) for such Distribution Date, plus (v) the Class A-3 Principal Balance on such Distribution Date, plus (vi) the amount due pursuant to subsection 4.05(a)(iv) for such Distribution Date, plus (vii) the Class A-4 Principal Balance on such Distribution Date, plus (viii) the amount due pursuant to subsection 4.05(a)(v) for such Distribution Date, plus (ix) the Class B Principal Balance on such Distribution Date, plus (x) the amount due pursuant to subsection 4.05(a)(viii) for such Distribution Date, plus (xi) the VFN Principal Balance on such Distribution Date, plus (xii) the amount due pursuant to subsection 4.05(a)(xii) for such Distribution Date, plus (xiii) the Monthly Fees for such Distribution Date, plus (xiv) the Program Expenses for such Distribution Date.

“Reduction Amount” shall have the meaning specified in Section 4.06.

“Reinvestment Period” shall mean the period commencing on the Closing Date and ending on the earliest to occur of the day on which the Scheduled Redemption Period, a Special Reinvestment Period or the Early Redemption Period commences; provided, however, that prior to the commencement of the Scheduled Redemption Period or the Early Redemption Period, a Reinvestment Period may resume at the close of business on the last day of the Monthly Period in which (i) the Senior Subordinated Principal Percentage is equal to or greater than the SR Subordinated Principal Percentage Trigger, (ii) the Senior Subordinated Principal Floor Percentage is equal to or greater than 4.00%, (iii) at any time after the Equity Lockout Period ends, the average of the Net Yield for the immediately preceding three Monthly Periods is greater than -1.0%, and (iv) the average of the Principal Payment Rate for the immediately preceding three Monthly Periods is greater than 2.00%.

“Required Class A Coverage Amount” shall have the meaning specified in Section 4.04.

“Required Class B Coverage Amount” shall have the meaning specified in Section 4.04.

“Required Investors” shall mean the Class A Noteholders holding 66 2/3% or more of the Class A Notes until the Class A Notes have been paid in full, and, thereafter, the majority of the Class B Noteholders holding 66 2/3% or more of the Class B Notes.

“Reuters Screen LIBOR01 Page” shall mean the display page currently so designated on the Reuters Monitor Money Rates Services (or any other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

“Scheduled Redemption Date” shall mean the close of business on the last day of February 2012.

“Scheduled Redemption Period” shall mean (if the commencement of the Early Redemption Period has not occurred earlier) the period commencing on the Scheduled Redemption Date and ending on the earliest to occur of (i) the commencement of the Early Redemption Period, (ii) the payment in full of the Class A Principal Balance and the Class B Principal Balance and the reduction of the VFN Principal Balance and the O/C Outstanding Amount to zero, or (iii) the Stated Maturity Date.

“Securitization Vehicle” shall mean (i) any party identified as a “Conduit Investor” in a Note Purchase Agreement; and (ii) each collateralized loan obligation fund, structured fund or other similar fund that is required, under its principal organizational documents or under the principal documents pursuant to which such fund or vehicle obtains a substantial amount of its funding or capital, to pledge all or a substantial part of its assets (including, without limitation, its Notes) to its related collateral agent or trustee to secure obligations owing by such Securitization Vehicle to such Securitization Vehicle’s creditors or liquidity providers.

“Senior Subordinated Principal Floor Percentage” shall mean with respect to any Distribution Date, the percentage equivalent of a fraction (a) the numerator of which is the sum of (1) the Class B Allocation Amount and (2) the O/C Allocation Amount, each as of the last day of the prior Monthly Period and (b) the denominator of which is the Initial Allocation Amount.

“Senior Subordinated Principal Percentage” shall mean an amount equal to, with respect to any date of determination, the percentage equivalent of a fraction, (a) the numerator of which is the sum of (x) the Class B Allocation Amount and (y) the O/C Allocation Amount, each as of the last day of the prior Monthly Period and (b) the denominator of which is the Allocation Amount as of the last day of the prior Monthly Period.

“Series Allocation Percentage” shall mean, with respect to any Monthly Period, an amount equal to the percentage equivalent of a fraction, not to exceed 100%, the numerator of which is the Allocation Amount as of the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the Allocation Amount as of the Closing Date) and the denominator of which is the greater of (i) the aggregate amount of Principal Receivables as of the last day of the prior Monthly Period (or with respect to the first Monthly Period, the aggregate amount of Principal Receivables as of the Closing Date) and (ii) the sum of the numerators used to calculate the series allocation percentages for all outstanding Series on the date of determination; provided, however, that with respect to any Monthly Period in which one or more Increase Dates occur or dates on which the VFN Principal Balance is reduced, the Series Allocation Percentage shall be, for the period from and after any such Increase Date or date on which such VFN Principal Balance is reduced, to but excluding the next Increase Date or date on which such VFN Principal Balance is reduced, or if no other Increase Date or reduction of such VFN Principal Balance occurs during such Monthly Period, to and including the last day of such Monthly Period, the percentage equivalent of a fraction of the numerator of which is the Allocation Amount on such Increase Date or date of reduction and the denominator of which shall be the amount as determined above but as of such Increase Date or date of reduction.

“Series Default Amount” shall mean, with respect to any Monthly Period, an amount equal to the product of (i) the Defaulted Amount for such Monthly Period and (ii) the Series Allocation Percentage for such Monthly Period.

“Series 2007-One” shall mean the Series the terms of which are specified in this Indenture Supplement.

“Series 2007-One Notes” shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Variable Funding Notes.

“Series 2007-One Noteholders” shall mean the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders, the Class B Noteholders, and the VFN Holders.

“Series 2007-One Redemption Event” shall have the meaning set forth in Section 6.01.

“Servicing Fee Rate” shall mean the percentage rate per annum specified in Item 14 of Schedule I.

“Six Month Average Charge-Off Rate” shall mean, with respect to any Distribution Date, the average for the immediately preceding six Monthly Periods of an amount, expressed as a percentage, equal to the product of (1) the amount of Principal Receivables that became Defaulted Receivables in such Monthly Period divided by the aggregate amount of Principal Receivables on the first day of such Monthly Period and (2) 12; provided, however, that the Six Month Average Charge-Off Rate for any Monthly Period during the Equity Lockout Period shall not be calculated and is assumed to be greater than 25%.

“Special Reinvestment Period” shall mean (if the commencement of the Scheduled Redemption Period or the Early Redemption Period has not occurred earlier) the period, if any, beginning at the close of business on the earliest of the last day of the Monthly Period in which (i) the Senior Subordinated Principal Percentage (after application of all collections on the Distribution Date on which it is calculated) is less than the SR Subordinated Principal Percentage Trigger but greater than or equal to the ER Subordinated Principal Percentage Trigger, (ii) the Senior Subordinated Principal Floor Percentage is less than 4.00%, (iii) at any time after the Equity Lockout Period ends, the average of the Net Yield for the immediately preceding three Monthly Periods is equal to or less than -1.0% or (iv) the average of the Principal Payment Rate for the immediately preceding three Monthly Periods is equal to or less than 2.00%, and ending on the earliest to occur of the day on which (a) a Reinvestment Period resumes, (b) the Early Redemption Period commences or (c) the Scheduled Redemption Period commences.

“SR Subordinated Principal Percentage Trigger” shall mean (1) 19.0% if the Six Month Average Charge-Off Rate is less than 15.0%, (2) 23.0% if the Six Month Average Charge-Off Rate is greater than or equal to 15.0% but less than 20.0%, (3) 27.0% if the Six Month Average Charge-Off Rate is greater than or equal to 20.0% but less than 25.0% and (4) 31.0% if the Six Month Average Charge-Off Rate is greater than or equal to 25.0%.

“Stated Maturity Date” shall mean April 17, 2014.

“Target Senior Subordinated Principal Percentage Level” shall mean (1) 23.0% if the Six Month Average Charge-Off Rate is less than 15.0%, (2) 27.0% if the Six Month Average Charge-Off Rate is greater than or equal to 15.0% but less than 20.0%, (3) 31.0% if the Six Month Average Charge-Off Rate is greater than or equal to 20.0% but less than 25.0% and (4) 35.0% if the Six Month Average Charge-Off Rate is greater than or equal to 25.0%.

“Term Financing” shall mean the repayment in full of the Class A Notes and the Class B Notes with the proceeds of an unregistered securities offering of notes rated “Aaa” through “Ba2” by Moody’s or its equivalent to be issued by the Issuer.

“Transfer” shall have the meaning specified in subsection 9.05(g).

“Trust Administrator” shall mean CompuCredit Corporation, a Georgia corporation.

“Trust Partnership” shall have the meaning specified in subsection 9.05(h).

“Variable Funding Note” shall mean any one of the Variable Funding Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit C.

“VFN Additional Interest” shall have the meaning specified in subsection 4.02(f).

“VFN Allocation Amount” shall mean, as of any date of determination, an amount equal to (i) the VFN Initial Principal Balance, plus (ii) the total amount of Increase Amounts on or prior to such date, minus (iii) the total amount of principal payments made on the Variable Funding Notes prior to such date, minus (iv) the excess, if any, of the VFN Reduction Amount over the portion of such VFN Reduction Amount reimbursed pursuant to Section 4.05(a)(xiv) prior to such date; provided the VFN Allocation Amount shall not be less than zero.

“VFN Average Principal Balance” shall mean, for any period, the sum of the VFN Principal Balances for each day in such period divided by the actual number of days in such period.

“VFN Holder” shall mean the Person in whose name a Variable Funding Note is registered in the Note Register.

“VFN Initial Principal Balance” shall mean $0.00.

“VFN Interest Shortfall” shall have the meaning specified in subsection 4.02(f).

“VFN Monthly Interest” shall have the meaning specified in subsection 4.02(f).

“VFN Principal Balance” shall mean, on any date of determination, an amount equal to (i) the VFN Initial Principal Balance, plus (ii) the amount of Increase Amounts on or prior to such date minus (iii) the aggregate amount of principal payments made to the VFN Holders on or prior to such date.

“VFN Rate” shall mean a per annum rate of 1.00% in excess of LIBOR as determined on the related LIBOR Determination Date with respect to such Interest Period.

“VFN Reduction Amount” shall mean, with respect to any Distribution Date, the aggregate amount by which the VFN Allocation Amount has been reduced on all prior Distribution Dates pursuant to Section 4.06.

(b) Each capitalized term defined herein shall relate to Series 2007-One and no other Series issued by the Issuer, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture or the Transfer and Servicing Agreement (including by way of reference to other documents). In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture or the Transfer and Servicing Agreement, the terms and provisions of this Indenture Supplement shall govern.

(c) The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Indenture Supplement shall refer to this Indenture Supplement as a whole and not to any particular provision of this Indenture Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Indenture Supplement unless otherwise specified; and the term “including” means “including without limitation.”

[END OF ARTICLE II]

ARTICLE III

Servicing Fee

Section 3.01. Servicing Compensation.

(a) The share of the Servicing Fee allocable to the Allocation Amount with respect to any Distribution Date (the “Monthly Servicing Fee”) shall be equal to one-twelfth of the product of (i) the Servicing Fee Rate, (ii) the Series Allocation Percentage and (iii)(A) the sum of the amount of Receivables (including any Ineligible Receivables to the extent not repurchased pursuant to the Transfer and Servicing Agreement) on each day of the related Monthly Period divided by (B) the number of days in such Monthly Period.

(b) As full compensation for its backup servicing activities and as reimbursement for any expense incurred by it in connection therewith, upon the effective date of its designation as Backup Servicer under this Indenture Supplement, the Backup Servicer shall be entitled to receive the Backup Servicing Fee with respect to each Monthly Period, payable monthly on the related Distribution Date. The share of the Backup Servicing Fee allocable to the Allocation Amount with respect to any Distribution Date (the “Monthly Backup Servicing Fee”) shall be equal to one-twelfth of the product of (i) the Backup Servicing Fee, (ii) the Series Allocation Percentage, and (iii) the amount of Principal Receivables on the last day of the related Monthly Period; provided, that if the Backup Servicer is appointed on any day other than the first day of a Monthly Period, the Monthly Backup Servicing Fee for such Monthly Period shall be pro-rated according to the number of days remaining in such Monthly Period.

[END OF ARTICLE III]

ARTICLE IV

Allocation and Application of Collections

Section 4.01. Collections and Allocations.

(a) Allocations. Prior to the close of business on each Deposit Date, Collections of Finance Charge Receivables and Principal Receivables allocated to Series 2007-One pursuant to Section 4.01 of the Transfer and Servicing Agreement shall be allocated as set forth in this Article.

(b) Allocations of Collections to the Series 2007-One Noteholders.

(i) Allocations of Finance Charge Receivables. The Servicer shall, prior to the close of business on any Deposit Date, allocate to Series 2007-One and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Series Allocation Percentage and (B) the aggregate amount of Collections of Finance Charge Receivables received by the Servicer and deposited to the Collection Account with respect to such Deposit Date.

(ii) Allocations of Principal Receivables. The Servicer shall, prior to the close of business on any Deposit Date, allocate to Series 2007-One and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Series Allocation Percentage and (B) the aggregate amount of Collections of Principal Receivables received by the Servicer and deposited to the Collection Account with respect to such Deposit Date.

Section 4.02. Determination of Monthly Interest.

(a) The amount of monthly interest distributable from the Collection Account with respect to the Class A-1 Notes on any Distribution Date (“Class A-1 Monthly Interest”) shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 365, (ii) the Class A-1 Note Rate in effect with respect to the related Interest Period, and (iii) the Class A-1 Principal Balance as of the close of business on the last day of the related Monthly Period.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A-1 Interest Shortfall”), of (x) the Class A-1 Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A-1 Monthly Interest on such Distribution Date. If the Class A-1 Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A-1 Interest Shortfall is fully paid, an additional amount (“Class A-1 Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 365, times (B) the Class A-1 Note Rate and (ii) such Class A-1 Interest Shortfall (or the portion thereof which has not been paid on the Class A-1 Notes) shall be payable as provided herein with respect to the Class A-1 Notes. Notwithstanding anything to the contrary herein, Class A-1 Additional Interest shall be payable or distributed on the Class A-1 Notes only to the extent permitted by applicable law.

(b) The amount of monthly interest distributable from the Collection Account with respect to the Class A-2 Notes on any Distribution Date (“Class A-2 Monthly Interest”) shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 365, (ii) the Class A-2 Note Rate in effect with respect to the related Interest Period, and (iii) the Class A-2 Principal Balance as of the close of business on the last day of the related Monthly Period.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A-2 Interest Shortfall”), of (x) the Class A-2 Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A-2 Monthly Interest on such Distribution Date. If the Class A-2 Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A-2 Interest Shortfall is fully paid, an additional amount (“Class A-2 Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 365, times (B) the Class A-2 Note Rate and (ii) such Class A-2 Interest Shortfall (or the portion thereof which has not been paid on the Class A-2 Notes) shall be payable as provided herein with respect to the Class A-2 Notes. Notwithstanding anything to the contrary herein, Class A-2 Additional Interest shall be payable or distributed on the Class A-2 Notes only to the extent permitted by applicable law.

(c) The amount of monthly interest distributable from the Collection Account with respect to the Class A-3 Notes on any Distribution Date (“Class A-3 Monthly Interest”) shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 365, (ii) the Class A-3 Note Rate in effect with respect to the related Interest Period, and (iii) the Class A-3 Principal Balance as of the close of business on the last day of the related Monthly Period.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A-3 Interest Shortfall”), of (x) the Class A-3 Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A-3 Monthly Interest on such Distribution Date. If the Class A-3 Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A-3 Interest Shortfall is fully paid, an additional amount (“Class A-3 Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 365, times (B) the Class A-3 Note Rate and (ii) such Class A-3 Interest Shortfall (or the portion thereof which has not been paid on the Class A-3 Notes) shall be payable as provided herein with respect to the Class A-3 Notes. Notwithstanding anything to the contrary herein, Class A-3 Additional Interest shall be payable or distributed on the Class A-3 Notes only to the extent permitted by applicable law.

(d) The amount of monthly interest distributable from the Collection Account with respect to the Class A-4 Notes on any Distribution Date (“Class A-4 Monthly Interest”) shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 365, (ii) the Class A-4 Note Rate in effect with respect to the related Interest Period, and (iii) the Class A-4 Principal Balance as of the close of business on the last day of the related Monthly Period.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A-4 Interest Shortfall”), of (x) the Class A-4 Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A-4 Monthly Interest on such Distribution Date. If the Class A-4 Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A-4 Interest Shortfall is fully paid, an additional amount (“Class A-4 Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 365, times (B) the Class A-4 Note Rate and (ii) such Class A-4 Interest Shortfall (or the portion thereof which has not been paid on the Class A-4 Notes) shall be payable as provided herein with respect to the Class A-4 Notes. Notwithstanding anything to the contrary herein, Class A-4 Additional Interest shall be payable or distributed on the Class A-4 Notes only to the extent permitted by applicable law.

(e) The amount of monthly interest distributable from the Collection Account with respect to the Class B Notes on any Distribution Date (“Class B Monthly Interest”) shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 365, (ii) the Class B Note Rate in effect with respect to the related Interest Period, and (iii) the Class B Principal Balance as of the close of business on the last day of the related Monthly Period.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class B Interest Shortfall”), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount (“Class B Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 365, times (B) the Class B Note Rate and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid on the Class B Notes) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed on the Class B Notes only to the extent permitted by applicable law.

(f) The amount of monthly interest distributable from the Collection Account with respect to the Variable Funding Notes on any Distribution Date (“VFN Monthly Interest”) shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 365, and (ii) the VFN Rate, and (iii) the VFN Average Principal Balance with respect to the immediately related Monthly Period.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “VFN Interest Shortfall”), of (x) the VFN Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such VFN Monthly Interest on such Distribution Date. If the VFN Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such VFN Interest Shortfall is fully paid, an additional amount (“VFN Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 365, times (B) the VFN Rate and (ii) such VFN Interest Shortfall (or the portion thereof which has not been paid on the Variable Funding Notes) shall be payable as provided herein with respect to the Variable Funding Notes. Notwithstanding anything to the contrary herein, VFN Additional Interest shall be payable or distributed on the Variable Funding Notes only to the extent permitted by applicable law.

(g) The Servicer shall calculate the monthly interest, interest shortfall and additional interest amounts in accordance with this Section 4.02 and reflect such amounts on the Monthly Servicing Statement.

Section 4.03. Daily Application of Collections.

(a) The Servicer shall with respect to each Business Day in a Monthly Period, (x) prior to depositing Collections available to be deposited on such Business Day into the Collection Account, apply Collections of Receivables available on such Business Day, and (y) to the extent amounts in clause (x) are insufficient to fund the purchase price and reimburse the VFN Principal Balance as described below, release or direct the Indenture Trustee to release Collections of Principal Receivables on deposit in the Collection Account on such Business Day and allocated to Series 2007-One, in the following order of priority:

(i) to the extent an Account Owner or a seller under a Receivables Purchase Agreement has not been paid, in accordance with the applicable Receivables Purchase Agreement, amounts due to such Account Owner or seller with respect to the purchase price of newly created Principal Receivables that have been transferred to the Issuer and adjustments thereto in accordance with the provisions of the applicable Receivables Purchase Agreement, to such Account Owner or seller, an amount equal to the sum of (A) the amount of all newly created Principal Receivables which are required to be purchased by the Issuer on such Business Day plus (B) any adjustments to the purchase price of Principal Receivables which are required to be paid by the Issuer on such Business Day plus (C) the amount of all Principal Receivables created on a prior Business Day during such Monthly Period the purchase price of which was not paid by the Issuer on a prior Business Day pursuant to this Section 4.03 or pursuant to the funding of an Increase Amount and for which such Account Owner or seller has not received payment of the purchase price thereof; and

(ii) to the VFN Holders, an amount, to the extent available, equal to the VFN Principal Balance.

(b) Notwithstanding any provision to the contrary herein, during the Scheduled Redemption Period or the Early Redemption Period, amounts on deposit in the Collection Account shall not be released under this Section 4.03.

Section 4.04. Required Coverage Amount. With respect to each Distribution Date, the Servicer shall determine, no later than the Determination Date, (a) the amount (the “Required Coverage Amount”), if any, by which the aggregate amount required pursuant to subsections 4.05(a)(i) through (v) for such Distribution Date exceeds the Available Finance Charge Collections for such Distribution Date available to pay such amounts and (b) the amount (the “Required Class B Coverage Amount”), if any, by which the aggregate amount required pursuant to subsection 4.05(a)(viii) for such Distribution Date exceeds the Available Finance Charge Collections for such Distribution Date available to pay such amounts.

Section 4.05. Application of Available Collections.

(a) The Servicer shall apply, or shall cause the Indenture Trustee or the Paying Agent to apply by written instruction to the Indenture Trustee or the Paying Agent, on each Distribution Date, Available Finance Charge Collections with respect to each related Monthly Period in the following order of priority:

(i) an amount equal to the sum of the Program Expenses and the Monthly Fees due for the related Distribution Date, and past due for any prior Distribution Date, will be paid pro rata to the Indenture Trustee, the Owner Trustee, the Trust Administrator, the Servicer, the Account Owner and the Backup Servicer;

(ii) an amount equal to Class A-1 Monthly Interest for the related Distribution Date plus an amount equal to any Class A-1 Interest Shortfall not distributed on a prior Distribution Date plus the amount of any Class A-1 Additional Interest for such Distribution Date plus any Class A-1 Additional Interest previously due but not distributed to Class A-1 Noteholders on a prior Distribution Date, shall be distributed to the Class A-1 Noteholders;

(iii) an amount equal to Class A-2 Monthly Interest for the related Distribution Date plus an amount equal to any Class A-2 Interest Shortfall not distributed on a prior Distribution Date plus the amount of any Class A-2 Additional Interest for such Distribution Date plus any Class A-2 Additional Interest previously due but not distributed to Class A-2 Noteholders on a prior Distribution Date, shall be distributed to the Class A-2 Noteholders;

(iv) an amount equal to Class A-3 Monthly Interest for the related Distribution Date plus an amount equal to any Class A-3 Interest Shortfall not distributed on a prior Distribution Date plus the amount of any Class A-3 Additional Interest for such Distribution Date plus any Class A-3 Additional Interest previously due but not distributed to Class A-3 Noteholders on a prior Distribution Date, shall be distributed to the Class A-3 Noteholders;

(v) an amount equal to Class A-4 Monthly Interest for the related Distribution Date plus an amount equal to any Class A-4 Interest Shortfall not distributed on a prior Distribution Date plus the amount of any Class A-4 Additional Interest for such Distribution Date plus any Class A-4 Additional Interest previously due but not distributed to Class A-4 Noteholders on a prior Distribution Date, shall be distributed to the Class A-4 Noteholders;

(vi) an amount equal to the Class A Series Default Amount for the related Distribution Date shall be treated as Available Principal Collections for such Distribution Date;

(vii) an amount equal to the Class A Reduction Amounts which have not been previously reimbursed shall be treated as Available Principal Collections for such Distribution Date;

(viii) an amount equal to Class B Monthly Interest for the related Distribution Date plus the amount of any Class B Interest Shortfall not distributed on a prior Distribution Date plus the amount of any Class B Additional Interest for such Distribution Date plus any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, shall be distributed to the Class B Noteholders;

(ix) an amount equal to the Class B Series Default Amount for the related Distribution Date shall be treated as Available Principal Collections for such Distribution Date;

(x) an amount equal to the Class B Reduction Amounts which have not been previously reimbursed shall be treated as Available Principal Collections for such Distribution Date;

(xi) if an Event of Default and acceleration of the maturity of the Series 2007-One Notes pursuant to Section 5.03 of the Indenture has occurred on or prior to such Distribution Date, an amount up to the Class A Principal Balance and the Class B Principal Balance less the amount of Available Principal Collections allocated to Series 2007-One on such Distribution Date, shall be treated as a portion of Available Principal Collections for such Distribution Date;

(xii) an amount equal to VFN Monthly Interest for the related Distribution Date plus the amount of any VFN Interest Shortfall not distributed on a prior Distribution Date plus the amount of any VFN Additional Interest for such Distribution Date plus any VFN Additional Interest previously due but not distributed to the VFN Holders on a prior Distribution Date, shall be distributed to the VFN Holders;

(xiii) an amount equal to the O/C and VFN Series Default Amount for the related Distribution Date shall be treated as Available Principal Collections for such Distribution Date;

(xiv) an amount equal to the VFN Reduction Amounts which have not been previously reimbursed shall be treated as Available Principal Collections for such Distribution Date;

(xv) if an Early Redemption Event has occurred on or prior to such Distribution Date, the balance of such Available Finance Charge Collections shall be treated as Available Principal Collections;

(xvi) an amount equal to the Program Indemnification for the related Distribution Date shall be distributed to the Indenture Trustee and the Owner Trustee; and

(xvii) the balance of such Available Finance Charge Collections shall be paid to the O/C Holder; provided, however, that during the Equity Lockout Period and the O/C Reallocation Period, the balance of such Available Finance Charge Collections shall be treated as Available Principal Collections.

(b) The Servicer shall apply, or shall cause the Indenture Trustee to apply by written instruction to the Indenture Trustee, on each Distribution Date, Available Principal Collections with respect to each related Monthly Period after application pursuant to Section 4.03 in the following order of priority:

(i) subject to Section 4.03, an amount equal to the Required Coverage Amount shall be applied on the related Distribution Date by the Servicer to fund the Required Coverage Amount, if any, in the priority set forth in subsections 4.05(a)(i) through (vii);

(ii) during the Equity Lockout Period, an amount, to the extent available, up to the Allocation Amount as of the close of business on the last day of the related Monthly Period, shall be distributed to the Holders of the Class A Notes and the Class B Notes and the O/C Holder as follows:

(A) the maximum of (1) an amount not to exceed the amount by which the Class A Allocation Amount exceeds the product of (x) 100% minus the Target Senior Subordinated Principal Percentage Level and (y) the aggregate amount of Principal Receivables as of the last day of the related Monthly Period or (2) 77% of the Available Principal Collections (not exceeding the Class A Allocation Amount), shall be distributed pro rata to the Holders of Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (based on the Class A-1 Allocation Amount, the Class A-2 Allocation Amount, the Class A-3 Allocation Amount and the Class A-4 Allocation Amount, respectively, as the close of business on the last day of the related Monthly Period) until the Principal Balance of each such Class is paid in full;

(B) the balance shall be first applied to fund the Required Class B Coverage Amount, and any remaining amount shall be applied pro rata to the Holders of the Class B Notes until the Class B Principal Balance is paid in full and the remaining amount will be distributed to the O/C Holder until the O/C Outstanding Amount is paid in full;

(iii) during a Reinvestment Period commencing after the Equity Lockout Period, an amount, to the extent available, up to the Allocation Amount as of the close of business on the last day of the related Monthly Period, shall be distributed to the Holders of the Class A Notes, the Class B Notes and the O/C Certificate as follows:

(A) an amount not to exceed the amount by which the Class A Allocation Amount exceeds the product of (x) 100% minus the Target Senior Subordinated Principal Percentage Level and (y) the aggregate amount of Principal Receivables as of the last day of the related Monthly Period, shall be distributed pro rata to the Holders of Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (based on the Class A-1 Allocation Amount, the Class A-2 Allocation Amount, the Class A-3 Allocation Amount and the Class A-4 Allocation Amount, respectively, as of the close of business on the last day of the related Monthly Period) until the Principal Balance of each such Class is paid in full;

(B) the balance shall be applied first to pay any unpaid Required Class B Coverage Amount and second the balance shall be distributed pro rata to the holders of the Class B Notes and the O/C Holder (based on the Class B Allocation Amount and the O/C Allocation Amount, respectively, as of the close of business on the last day of the related Monthly Period); provided, however, that at all times during an O/C Reallocation Period, 100% of the amount allocated to the O/C Holder will be distributed pro rata to the Class A Noteholders and the Class B Noteholders (based on the Class A Allocation Amount and the Class B Allocation Amount, respectively, as of the close of business on the last day of the related Monthly Period) until the Class A Principal Balance and the Class B Principal Balance are paid in full, and the remaining amount will be distributed to the O/C Holder until the O/C Outstanding amount is paid in full; and provided, further, that at all other times other than during an O/C Reallocation Period, 100% of the amount allocated to the Class B Notes and 75% of the amount allocated to the O/C Holder shall be distributed to the Class B Noteholders until the Class B Principal Balance is paid in full and the remaining amount will be distributed to the O/C Holder until the O/C Outstanding Amount is paid in full;

(iv) during a Special Reinvestment Period, an amount, to the extent available, up to the Allocation Amount as of the close of business on the last day of the related Monthly Period, shall be distributed in the following order of priority:

(A) pro rata to the Holders of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (based on the Class A-1 Allocation Amount, the Class A-2 Allocation Amount, the Class A-3 Allocation Amount and the Class A-4 Allocation Amount, respectively, as of the close of business on the last day of the related Monthly Period) until the Principal Balance of each such Class is paid in full;

(B) for each Distribution Date beginning on the Distribution Date on which the Class A Principal Balance has been paid in full, to the Holders of the Class B Notes first to pay any unpaid Required Class B Coverage Amount, and second to pay principal until the Class B Principal Balance is paid in full; and

(C) for each Distribution Date beginning on the Distribution Date on which the Class B Principal Balance has been paid in full, to the O/C Holder until the O/C Outstanding Amount is paid in full;

(v) during a Scheduled Redemption Period, an amount, to the extent available, up to the Allocation Amount as of the close of business on the last day of the related Monthly Period, shall be distributed in the following order of priority:

(A) pro rata to the Holders of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (based on the Class A-1 Allocation Amount, the Class A-2 Allocation Amount, the Class A-3 Allocation Amount and the Class A-4 Allocation Amount, respectively, as of the close of business on the last day of the related Monthly Period) until the Principal Balance of each such Class is paid in full;

(B) for each Distribution Date beginning on the Distribution Date on which the Class A Principal Balance has been paid in full, to the Holders of the Class B Notes first to pay any unpaid Required Class B Coverage Amount, and second to pay principal until the Class B Principal Balance is paid in full;

(C) for each Distribution Date beginning on the Distribution Date on which the Class B Principal Balance has been paid in full, to the VFN Holders until the VFN Principal Balance is paid in full; and

(D) for each Distribution Date beginning on the Distribution Date on which the VFN Principal Balance has been paid in full, to the O/C Holder until the O/C Outstanding Amount is paid in full;

(vi) during the Early Redemption Period, an amount, to the extent available, up to the Allocation Amount as of the close of business on the last day of the related Monthly Period, shall be distributed in the following order of priority:

(A) to the Class A-1 Noteholders until the Class A-1 Principal Balance has been paid in full;

(B) for each Distribution Date beginning on the Distribution Date on which the Class A-1 Principal Balance has been paid in full, to the Class A-2 Noteholders until the Class A-2 Principal Balance has been paid in full;

(C) for each Distribution Date beginning on the Distribution Date on which the Class A-2 Principal Balance has been paid in full, to the Class A-3 Noteholders until the Class A-3 Principal Balance has been paid in full;

(D) for each Distribution Date beginning on the Distribution Date on which the Class A-3 Principal Balance has been paid in full, to the Class A-4 Noteholders until the Class A-4 Principal Balance has been paid in full;

(E) for each Distribution Date beginning on the Distribution Date on which the Class A-4 Principal Balance has been paid in full, to the Class B Noteholders first to pay any unpaid Required Class B Coverage Amount, and second to pay principal until the Class B Principal Balance has been paid in full;

(F) for each Distribution Date beginning on the Distribution Date on which the Class B Principal Balance has been paid in full, to the VFN Holders until the VFN Principal Balance has been paid in full; and

(G) for each Distribution Date beginning on the Distribution Date on which the VFN Principal Balance has been paid in full, to the O/C Holder until the O/C Outstanding Amount is paid in full;

(vii) the balance of such Available Principal Collections shall be paid to the O/C Holder.

Section 4.06. Defaulted Amounts; Reduction Amounts. On each Determination Date, the Servicer shall calculate the Series Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Series Default Amount for the related Monthly Period exceeds the amount of Available Finance Charge Collections available to be distributed pursuant to subsections 4.05(a)(vi), (ix) and (xiii) with respect to such Monthly Period, the Allocation Amount shall be reduced by the amount of such excess, but not by more than the Series Default Amount for such Distribution Date (a “Reduction Amount”). The Reduction Amount will also include, and the Allocation Amount shall be reduced by the amount of, Reallocated Principal Collections.

(a) Reduction Amounts will first be applied to reduce the O/C Allocation Amount. If such reduction would cause the O/C Allocation Amount to be a negative number (without giving effect to the proviso in the definition of O/C Allocation Amount), the O/C Allocation Amount will be reduced to zero and the VFN Allocation Amount shall be reduced by the amount the O/C Allocation Amount would have been reduced below zero;

(b) If such reduction of the VFN Allocation Amount would cause the VFN Allocation Amount to be a negative number (without giving effect to the proviso in the definition of VFN Allocation Amount), the VFN Allocation Amount will be reduced to zero and the Class B Allocation Amount shall be reduced by the amount by which the VFN Allocation Amount would have been reduced below zero;

(c) If such reduction of the Class B Allocation Amount would cause the Class B Allocation Amount to be a negative number (without giving effect to the proviso in the definition of Class B Allocation Amount), the Class B Allocation Amount will be reduced to zero and the Class A-4 Allocation Amount shall be reduced by the amount by which the Class B Allocation Amount would have been reduced below zero;

(d) If such reduction of the Class A-4 Allocation Amount would cause the Class A-4 Allocation Amount to be a negative number (without giving effect to the proviso in the definition of Class A-4 Allocation Amount), the Class A-4 Allocation Amount will be reduced to zero and the Class A-3 Allocation Amount shall be reduced by the amount by which the Class A-4 Allocation Amount would have been reduced below zero;

(e) If such reduction of the Class A-3 Allocation Amount would cause the Class A-3 Allocation Amount to be a negative number (without giving effect to the proviso in the definition of Class A-3 Allocation Amount), the Class A-3 Allocation Amount will be reduced to zero and the Class A-2 Allocation Amount shall be reduced by the amount by which the Class A-3 Allocation Amount would have been reduced below zero; and

(f) If such reduction of the Class A-2 Allocation Amount would cause the Class A-2 Allocation Amount to be a negative number (without giving effect to the proviso in the definition of Class A-2 Allocation Amount), the Class A-2 Allocation Amount will be reduced to zero and the Class A-1 Allocation Amount shall be reduced, but not below zero, by the amount by which the Class A-2 Allocation Amount would have been reduced below zero.

The Allocation Amount shall be increased on any Distribution Date by the amount of Available Finance Charge Collections with respect to the related Monthly Period which are allocated and available for that purpose pursuant to subsections 4.05(a)(vii), (x) and (xiv). Such increases of the Allocation Amount shall be applied to increase the Class A-1 Allocation Amount, the Class A-2 Allocation Amount, the Class A-3 Allocation Amount, the Class A-4 Allocation Amount, the Class B Allocation Amount and the VFN Allocation Amount, in that order, in each case up to the amount of all prior Reduction Amounts for such Class.

Section 4.07. Determination of LIBOR.

(a) On each LIBOR Determination Date, the Paying Agent shall determine LIBOR (“LIBOR”) on the basis of the rate for deposits in Pounds Sterling for a one-month period which appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on such date. If such rate does not appear on Reuters Screen LIBOR01 Page, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in Pounds Sterling are offered by at least two major banks, selected by the Servicer and provided to the Paying Agent by written instruction, at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Paying Agent shall request the principal London office of each of such two major banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in London, selected by the Servicer and provided to the Paying Agent by written instruction, at approximately 11:00 a.m., London time, on that day for loans in Pounds Sterling to leading European banks for a one-month period.

(b) On each LIBOR Determination Date, the Paying Agent shall notify the Servicer and the Transferor of LIBOR for the following Interest Period.

Section 4.08. VFN Increases.

(a) The VFN Holders agree, by their acceptance of the Variable Funding Notes, to fund increases to the principal balance of the Variable Funding Notes on any Business Day (an

“Increase Date”) in an aggregate amount equal to the Net Purchase Requirement with respect to such Business Day. The Servicer shall no later than 11:00 a.m. on such Business Day notify the VFN Holders and the Transferor of the amount of any additional funds that are required to fund the Net Purchase Requirement.

(b) After giving effect to all remittances made by or on behalf of the VFN Holders with respect to the Net Purchase Requirement pursuant to subsection 4.08(a), the Indenture Trustee, on the written instruction of the Servicer, shall promptly annotate the Note Register to reflect the Increase Amount with respect to each Variable Funding Note.

[END OF ARTICLE IV]

ARTICLE V

Distributions; Reports to Series 2007-One Noteholders

Section 5.01. Distributions.

(a) On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicing Statement, shall distribute to the Class A-1 Noteholders of record on the preceding Record Date (other than as provided in Section 10.02 of the Indenture), such amounts held by the Indenture Trustee that are allocated and available on such Distribution Date to pay interest on the Class A-1 Notes pursuant to this Indenture Supplement.

(b) On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicing Statement, shall distribute to the Class A-1 Noteholders of record on the preceding Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Indenture Trustee that are allocated and available on such Distribution Date to pay principal on the Class A-1 Notes, as applicable, pursuant to this Indenture Supplement up to a maximum amount on any such date equal to the Class A-1 Principal Balance.

(c) On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicing Statement, shall distribute to the Class A-2 Noteholders of record on the preceding Record Date (other than as provided in Section 10.02 of the Indenture), such amounts held by the Indenture Trustee that are allocated and available on such Distribution Date to pay interest on the Class A-2 Notes pursuant to this Indenture Supplement.

(d) On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicing Statement, shall distribute to the Class A-2 Noteholders of record on the preceding Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Indenture Trustee that are allocated and available on such Distribution Date to pay principal on the Class A-2 Notes, as applicable, pursuant to this Indenture Supplement up to a maximum amount on any such date equal to the Class A-2 Principal Balance.

(e) On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicing Statement, shall distribute to the Class A-3 Noteholders of record on the preceding Record Date (other than as provided in Section 10.02 of the Indenture), such amounts held by the Indenture Trustee that are allocated and available on such Distribution Date to pay interest on the Class A-3 Notes pursuant to this Indenture Supplement.

(f) On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicing Statement, shall distribute to the Class A-3 Noteholders of record on the preceding Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Indenture Trustee that are allocated and available on such Distribution Date to pay principal on the Class A-3 Notes, as applicable, pursuant to this Indenture Supplement up to a maximum amount on any such date equal to the Class A-3 Principal Balance.

(g) On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicing Statement, shall distribute to the Class A-4 Noteholders of record on the preceding Record Date (other than as provided in Section 10.02 of the Indenture), such amounts held by the Indenture Trustee that are allocated and available on such Distribution Date to pay interest on the Class A-4 Notes pursuant to this Indenture Supplement.

(h) On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicing Statement, shall distribute to the Class A-4 Noteholders of record on the preceding Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Indenture Trustee that are allocated and available on such Distribution Date to pay principal on the Class A-4 Notes, as applicable, pursuant to this Indenture Supplement up to a maximum amount on any such date equal to the Class A-4 Principal Balance.

(i) On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicing Statement, shall distribute to the Class B Noteholders of record on the preceding Record Date (other than as provided in Section 10.02 of the Indenture), such amounts held by the Indenture Trustee that are allocated and available on such Distribution Date to pay interest on the Class B Notes pursuant to this Indenture Supplement.

(j) On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicing Statement, shall distribute to the Class B Noteholders of record on the preceding Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Indenture Trustee that are allocated and available on such Distribution Date to pay principal on the Class B Notes, as applicable, pursuant to this Indenture Supplement up to a maximum amount on any such date equal to the Class B Principal Balance.

(k) On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicing Statement, shall distribute to the VFN Holders of record on the preceding Record Date (other than as provided in Section 10.02 of the Indenture), such amounts held by the Indenture Trustee that are allocated and available on such Distribution Date to pay interest on the Variable Funding Notes pursuant to this Indenture Supplement.

(l) On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicing Statement, shall distribute to the VFN Holders of record on the preceding Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Indenture Trustee that are allocated and available on such Distribution Date to pay principal on the Variable Funding Notes, as applicable, pursuant to this Indenture Supplement up to a maximum amount on any such date equal to the VFN Principal Balance.

(m) On each Distribution Date, the Paying Agent, in accordance with the Monthly Servicing Statement, shall distribute to the O/C Holder of record on the preceding Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Indenture Trustee that are allocated and available to the O/C Holder.

(n) The distributions to be made pursuant to this Section 5.01 are subject to the provisions of Section 2.06 of the Transfer and Servicing Agreement, Sections 5.05 and 10.02 of the Indenture and Section 8.01.

(o) Except as provided in Section 10.02 of the Indenture with respect to a final distribution, distributions to Class A Noteholders, Class B Noteholders, the VFN Holders and the O/C Holder hereunder shall be made by (i) wire transfer in immediately available funds and (ii) without presentation or surrender of any Series 2007-One Note or the O/C Certificate or the making of any notation thereon.

Section 5.02. Reports and Statements to Series 2007-One Noteholders.

(a) Not later than each Determination Date, the Servicer shall deliver to the Transferor, the Issuer, the Indenture Trustee and the Paying Agent (i) a statement substantially in the form of Exhibit E prepared by the Servicer (the “Monthly Servicing Statement”), (ii) a certificate of a Servicing Officer substantially in the form attached thereto, and (iii) the payment instructions attached as Schedule A to the Indenture.

(b) A copy of each statement or certificate provided pursuant to subsection 5.02(a) shall be delivered by the Servicer to each Series 2007-One Noteholder and, upon written request to the Servicer, to any owner of a security entitlement thereto.

(c) On or before January 31 of each calendar year, beginning with calendar year 2008, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2007-One Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2007-One Noteholders, as set forth in subsection 5.02(a) aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2007-One Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

[END OF ARTICLE V]

ARTICLE VI

Series 2007-One Redemption Events; Voting

Section 6.01. Series 2007-One Redemption Events. If any one of the following events shall occur with respect to Series 2007-One:

(a)(i) the Transferor or the Servicer shall fail to make any payment or deposit required to be made by it by the terms of the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring two (2) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) the Issuer, other than as described in subsection 6.01(e), or the Servicer shall fail to observe or perform any other covenants or agreements required by the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement to be observed or performed by it, which failure has a material adverse effect on the Series 2007-One Noteholders and which continues unremedied for a period of ten (10) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor and the Servicer by the Indenture Trustee, or to the Transferor, the Servicer and the Indenture Trustee by the Required Investors;

(b) any representation or warranty made by (i) the Transferor in the Transfer and Servicing Agreement or (ii) the Issuer in the Indenture or this Indenture Supplement, shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor and the Issuer by the Indenture Trustee, or to the Transferor, the Issuer and the Indenture Trustee by the Required Investors, and as a result of which the interests of the Series 2007-One Noteholders are materially and adversely affected for such period; provided, however, that an Early Redemption Event pursuant to this subsection 6.01(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

(c) any Servicer Default shall occur which has a material adverse effect on the Series 2007-One Noteholders;

(d) the Indenture Trustee shall, for any reason, fail to have a valid and perfected first priority security interest in such of the Receivables as shall constitute a material portion of the Trust Estate;

(e) the Issuer shall fail to pay the Class A-1 Monthly Interest to the Class A-1 Noteholders, the Class A-2 Monthly Interest to the Class A-2 Noteholders, the Class A-3 Monthly Interest to the Class A-3 Noteholders or the Class A-4 Monthly Interest to the Class A-4 Noteholders for any Monthly Period on or before the date occurring five (5) Business Days after the related Distribution Date;

(f)(i) the Account Owner shall cease, or become unable, for any reason, to transfer Eligible Receivables as provided in the RB Receivables Purchase Agreement; (ii) CIAC shall cease, or become unable, for any reason, to transfer Eligible Receivables as provided in the CIAC Receivables Purchase Agreement; (iii) the Transferor shall cease, or become unable, for any reason, to transfer Eligible Receivables as provided in the Transfer and Servicing Agreement; or (iv) the Account Owner shall cease to settle newly generated Receivables under applicable VISA credit card agreements;

(g) any draw on the Variable Funding Notes is not funded within three (3) Business Days of the day such funding is required to be made;

(h) the Senior Subordinated Principal Percentage shall be less than the ER Subordinated Principal Percentage Trigger as of the last day of the prior Monthly Period;

(i) the Class B Subordinated Principal Percentage shall be less than 14.0% as of the last day of the prior Monthly Period;

(j) at any time after the Equity Lockout Period, the three-month average Net Yield shall be less than -6.00%;

(k) commencing with the 18th Distribution Date following the Closing Date, the Class B Notes remain outstanding and the twelve-month average Net Yield shall be less than 0.00%;

(l) any reduction of the Class A Allocation Amount or the Class B Allocation Amount as a result of the application of a Reduction Amount; or

(m) the occurrence of an Event of Default with respect to Series 2007-One and acceleration of the maturity of the Series 2007-One Notes in accordance with Section 5.03 of the Indenture;

(n) (i) a transfer of any direct or indirect interest in Partridge Funding Corporation that shall cause outstanding interest in Partridge Funding Corporation held by CompuCredit Corporation to be less than the lesser of (1) £25,000,000 or (2) 60% of the O/C Outstanding Amount prior to such Transfer, or (ii) a Transfer of any direct or indirect interest in the O/C Certificate that shall cause the O/C Outstanding Amount held by Partridge Funding Corporation to be less than the lesser of (1) £25,000,000 or (2) 60% of the O/C Outstanding Amount prior to such Transfer;

then, in the case of any event described in subparagraph (a), (b), (l) or (n) after the applicable grace period, if any, set forth in such subparagraphs, the Indenture Trustee may, and at the written direction of the Required Investors shall, by notice then given in writing to the Issuer, the Transferor and the Servicer, declare that a “Series Redemption Event” with respect to Series 2007-One (a “Series 2007-One Redemption Event”) has occurred as of the date of such notice, and, in the case of any event described in subparagraph (c), (d), (e), (f), (g), (h), (i), (j), (k) or (m) a Series 2007-One Redemption Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2007-One Noteholders immediately upon the occurrence of such event.

[END OF ARTICLE VI]

ARTICLE VII

Redemption of Series 2007-One Notes; Series Termination

Section 7.01. Administrative Redemption; Final Distributions.

(a) On any day occurring on or after the date on which the Allocation Amount is reduced to 10% or less of the Initial Allocation Amount, the Issuer shall have the option to purchase the Series 2007-One Notes (an “Administrative Redemption”) at a purchase price equal to (i) if such day is a Distribution Date, the Redemption Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Redemption Amount for the Distribution Date first following such day.

(b) The Issuer shall give the Servicer, the Transferor and the Indenture Trustee at least 30 days prior written notice of the date on which it intends to exercise such Administrative Redemption. The Issuer shall deposit the Redemption Amount into the Collection Account on the Business Day prior to the day of such Administrative Redemption. Such Administrative Redemption is subject to payment in full of the Redemption Amount. The Redemption Amount shall be distributed as set forth in subsection 8.01(b) and the holders of the Series 2007-One Notes shall transfer such Notes to the Issuer.

Section 7.02. Series Termination. On the Stated Maturity Date, the right of the Series 2007-One Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.05 of the Indenture.

[END OF ARTICLE VII]

ARTICLE VIII

Redemption of Series 2007-One Notes; Final Distributions

Section 8.01. Sale of Receivables or Redemption of the Series 2007-One Notes and the O/C Certificate pursuant to Sections 5.05 and 5.17 of the Indenture and Sections 7.01 and 8.01 of this Indenture Supplement.

(a) The amount to be paid by the Transferor with respect to Series 2007-One in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.06 of the Transfer and Servicing Agreement shall equal the Redemption Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

(b) With respect to the Redemption Amount deposited into the Collection Account pursuant to Section 7.01 or subsection 8.01(a) or any amounts allocable to the Series 2007-One Notes and the O/C Certificate deposited into the Collection Account pursuant to Sections 5.05 and 5.17 of the Indenture, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 9:00 a.m., London time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in same day funds: (i) the Monthly Fees on such Distribution Date will be distributed pro rata to the Trust Administrator, the Owner Trustee, the Indenture Trustee, the Servicer, the Backup Servicer and the Account Owner; (ii) (x) the Class A-1 Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A-1 Noteholders, and (y) an amount equal to the sum of (A) the Class A-1 Monthly Interest for such Distribution Date and (B) any Class A-1 Additional Interest not distributed on a prior Distribution Date will be distributed to the Paying Agent for payment to the Class A-1 Noteholders; (iii) (x) the Class A-2 Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A-2 Noteholders, and (y) an amount equal to the sum of (A) the Class A-2 Monthly Interest for such Distribution Date and (B) any Class A-2 Additional Interest not distributed on a prior Distribution Date will be distributed to the Paying Agent for payment to the Class A-2 Noteholders; (iv) (x) the Class A-3 Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A-3 Noteholders, and (y) an amount equal to the sum of (A) the Class A-3 Monthly Interest for such Distribution Date and (B) any Class A-3 Additional Interest not distributed on a prior Distribution Date will be distributed to the Paying Agent for payment to the Class A-3 Noteholders; (v) (x) the Class A-4 Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A-4 Noteholders, and (y) an amount equal to the sum of (A) the Class A-4 Monthly Interest for such Distribution Date and (B) any Class A-4 Additional Interest not distributed on a prior Distribution Date will be distributed to the Paying Agent for payment to the Class A-4 Noteholders; (vi) (x) the Class B Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Noteholders, and (y) an amount equal to the sum of (A) the Class B Monthly Interest for such Distribution Date and (B) any Class B Additional Interest not distributed on a prior

Distribution Date will be distributed to the Paying Agent for payment to the Class B Noteholders; (vii) (x) the VFN Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the VFN Holders and (y) an amount equal to the sum of (A) the VFN Monthly Interest for such Distribution Date and (B) any VFN Additional Interest not distributed on a prior Distribution Date will be distributed to the Paying Agent for payment to the VFN Holders; and (viii) the O/C Outstanding Amount on such Distribution Date will be distributed to the Paying Agent for payment to the O/C Holder.

(c) Notwithstanding anything to the contrary in this Indenture Supplement or the Indenture, all amounts distributed to the Paying Agent pursuant to subsection 8.01(b) for payment to the Series 2007-One Noteholders shall be deemed distributed in full to the Series 2007-One Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section.

[END OF ARTICLE VIII]

ARTICLE IX

Miscellaneous Provisions

Section 9.01. Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

Section 9.02. Counterparts. This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original or facsimile, but all of which shall constitute one and the same instrument.

Section 9.03. Governing Law. THIS INDENTURE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.04. Successors and Assigns. This Indenture Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

Section 9.05. Tax Matters.

(a) Notwithstanding anything to the contrary herein, each of the Paying Agent, Servicer or Indenture Trustee shall be entitled to withhold any amount that it reasonably determines in its sole discretion is required to be withheld pursuant to Section 1446 of the Code and any related treasury regulations and such amount shall be deemed to have been paid for all purposes of the Indenture.

(b) Each of the Class A Noteholders and each of the Class B Noteholders agrees that prior to the date on which the first interest payment hereunder is due thereto, it will provide to the Transferor and the Indenture Trustee (i) a duly completed copy of United States Internal Revenue Service Form W-9 or successor applicable or required forms, and (ii) such other forms and information as may be reasonably required to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. For the avoidance of doubt, the foregoing requirement is intended to, and the parties hereto agree that it shall, preclude any Transfer of a Note to a person who is not a “U.S. person” for federal income tax purposes. Each Class A Noteholder and each Class B Noteholder agrees to provide to the Transferor and the Indenture Trustee, like additional subsequent duly completed forms (subject to like consent) satisfactory to the Transferor and the Indenture Trustee on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it, and to provide such extensions or renewals as may be reasonably requested by the Servicer or the Indenture Trustee.

Each Class A Noteholder and each Class B Noteholder certifies, represents and warrants that as of the date of this Agreement, or in the case of such a Class A Noteholder or Class B Noteholder which is an assignee as of the date of such Note Assignment, that it is and will remain the sole beneficial owner of its interest in the Notes for U.S. federal income tax purposes and that it is entitled (x) to receive payments under this Indenture Supplement without deduction or withholding of any United States federal income taxes and (y) to an exemption from United States backup withholding tax. Each such Class A Noteholder and each such Class B Noteholder represents and warrants that it shall pay any taxes imposed on such Class A Noteholder or Class B Noteholder attributable to its interest in the Class A Notes or the Class B Notes, as applicable.

(c) Each Class A Noteholder and each Class B Noteholder agrees with the Transferor and the Servicer that: (a) such Class A Noteholder or such Class B Noteholder will deliver to the Transferor on or before the Closing Date or the effective date of any participation or Note Assignment a letter (an “Investment Letter”) in the form of Exhibit F, executed by such Class A Noteholders, Class B Noteholders or assignee Class A Noteholder or assignee Class B Noteholder, as applicable, in the case of a Note Assignment, or by the Participant, in the case of a participation, with respect to the purchase by such Class A Noteholder, Class B Noteholder or Participant of a portion of an interest relating to the Class A Notes or the Class B Notes, as applicable, and (b) all of the statements made by such Class A Noteholder, Class B Noteholder or Participant, as applicable, in its Investment Letter shall be true and correct as of the date made.

(d) Each Class A Noteholder and each Class B Noteholder by its holding of an interest in the Class A Notes or the Class B Notes, as applicable, hereby severally represents, warrants and covenants, and each Class A Noteholder and each Class B Noteholder that acquires an interest in the Class A Notes or the Class B Notes, as applicable, by Note Assignment shall be deemed to have severally represented, warranted and covenanted upon such Note Assignment that: (i) such Class A Noteholder or such Class B Noteholder has not acquired and shall not sell, trade or transfer any interest in the Class A Notes or Class B Notes, as applicable, nor cause any interest in the Class A Notes or the Class B Notes, as applicable, to be marketed, on or through either (A) an “established securities market (or the substantial equivalent thereof)” within the meaning of Section 7704(b)(1) of the Code (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (B) a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704(b)(2) of the Code (including a market wherein interests in the Class A Notes or the Class B Notes, as applicable, are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Class A Notes or the Class B Notes, as applicable, and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others), and (ii) unless the Transferor and the Servicer consent otherwise, such Class A Noteholder or Class B Noteholder, as applicable, (A) is properly classified as, and shall remain classified as, a “corporation” as described in Section 7701(a)(3) of the Code and (B) is not, and shall not become, an “S corporation” as described in Section 1361 of the Code. Each Class A Noteholder and each Class B Noteholder represents, warrants and covenants that it shall (A) cause each of its Participants otherwise permitted hereunder to make representations, warranties and covenants similar to the foregoing for the benefit of the Servicer, the Transferor and the Issuer at the time such Participant becomes a Participant and (B) forward a copy of such representations, warranties and covenants to the Indenture Trustee. In the event of any breach of the representation, warranty and covenant of a Class A Noteholder, Class B Noteholder or its Participant that such Class A Noteholder or Class B Noteholder or Participant shall remain classified as a corporation other than an S corporation, such Class A Noteholder or Class B Noteholder shall notify the Transferor and the Servicer promptly upon such Class A Noteholder’s or Class B Noteholder’s becoming aware of such breach, and thereupon the Class A Noteholder or Class B Noteholder hereby agrees to use reasonable efforts to procure a replacement investor which is acceptable to the Transferor and the Servicer not so affected to replace such affected Class A Noteholder or Class B Noteholder, as applicable. In any such event, the Transferor or the Servicer shall also have the right to procure a replacement investor. Each affected Class A Noteholder or Class B Noteholder hereby agrees to take all actions necessary to permit a replacement investor to succeed to its rights and obligations hereunder. Each Class A Noteholder or Class B Noteholder which has a Participant which has breached its representation, warranty and covenant that it shall remain classified as a corporation other than an S corporation hereby agrees (without limiting the right of the Transferor or the Servicer to procure a replacement investor for such Class A Noteholder or Class B Noteholder, as applicable, as provided above in this paragraph) to notify the Transferor and the Servicer of such breach promptly upon such Class A Noteholder’s or Class B Noteholder’s becoming aware thereof and to use reasonable efforts to procure a replacement Participant, as applicable, not so affected which is acceptable to the Transferor and the Servicer to replace any such Participant.

(e) Subject to the provisions of subsection (g), each Class A Noteholder or Class B Noteholder may at any time sell, assign or otherwise transfer, to the extent of such Class A Noteholder’s or Class B Noteholder’s interest in the Class A Notes or Class B Notes, as applicable (each, a “Note Assignment”), all or part of its interest in the Class A Notes or Class B Notes, as applicable, to any Permitted Transferee without the consent of the Servicer and the Transferor, or to any Person to which the Servicer and the Transferor may consent, which consent shall not be unreasonably withheld; provided that such withholding shall be deemed reasonable if following such proposed Note Assignment the number of Private Holders would exceed 80 or the Issuer would otherwise be in jeopardy of being treated as taxable as a publicly traded partnership pursuant to Section 7704 of the Code (it being understood and agreed that the Indenture Trustee shall have no obligation to monitor the foregoing), all or part of its interest in the Class A Notes or Class B Notes, as applicable; provided, however, that any Note Assignment shall be void unless (i) the minimum amount of such Note Assignment shall be £5,000,000, (ii) such assignee Class A Noteholder or Class B Noteholder, as applicable, shall comply with this Section 9.05 and shall have delivered to the Indenture Trustee, prior to the effectiveness of such Note Assignment, a copy of an agreement under which such assignee Class A Noteholder or Class B Noteholder, as applicable, has made the representations, warranties and covenants required to be made pursuant to this Section 9.05, (iii) following the Note Assignment there shall not be in the aggregate either more than 33 record owners, beneficial owners of an interest in or Participants holding an interest in the Class A Notes or the Class B Notes and (iv) such proposed assignee shall provide the forms described in clauses (i) and (ii) of subsection 9.05(b) in the manner described therein. In connection with any Note Assignment to a Person other than a Permitted Transferee, the assignor Class A Noteholder or Class B Noteholder, as applicable, shall request in writing to the Indenture Trustee (who shall promptly deliver it to the Servicer and the Transferor) for the consent of the Servicer and the Transferor (the Servicer and the Transferor shall respond to any such request within ten Business Days after its receipt and the Servicer shall withhold such consent only as described in this paragraph) it being understood that the obtaining of such consent is a condition to the effectiveness of the Note Assignment in such case.

(f) Subject to the provisions of subsection (g), any Class A Noteholder or Class B Noteholder may at any time grant a participation in all or part (but not less than £5,000,000) of its interest in Class A Notes or Class B Notes, as applicable, to (i) any Permitted Transferee without the consent of the Servicer and the Transferor, or (ii) any Person to whom the Servicer and the Transferor may consent (each such Person, a “Participant”), which consent shall not be unreasonably withheld; provided that such withholding shall be deemed reasonable if following such proposed participation the number of Private Holders would exceed 80 or the Issuer would otherwise be in jeopardy of being treated as taxable as a publicly traded partnership pursuant to section 7704 of the Code it being understood and agreed that the Indenture Trustee shall have no obligation to monitor the foregoing); provided, however, that such participation shall be void, unless (i) such Participant complies with the applicable provisions of this Section 9.05, (ii) such Class A Noteholder or such Class B Noteholder, as applicable, delivers to the Indenture Trustee, prior to the effectiveness of its participation, a copy of an agreement under which such Participant has made the representations, warranties and covenants required to be made pursuant to this Section and (iii) there shall not be in the aggregate either more than 33 record owners, beneficial owners of an interest in or Participants holding an interest in the Class A Notes or the Class B Notes after giving effect to such participation. In connection with the granting of any such participation to any Person other than a Permitted Transferee, the granting Class A Noteholder or Class B Noteholder, as applicable, shall provide a written request to the Indenture Trustee (who shall promptly deliver it to the Servicer and the Transferor) for the consent of the Servicer and the Transferor to the granting of the specified interest to any identified prospective Participant. The Servicer and the Transferor shall respond to any such request within ten Business Days after its receipt, it being understood that the obtaining of such consent is a condition to the effectiveness of a participation in such case. Each Class A Noteholder and each Class B Noteholder hereby acknowledges and agrees that any such participation will not alter or affect in any way whatsoever such Class A Noteholder’s or Class B Noteholder’s direct obligations hereunder and that the Transferor and the Servicer shall have no obligation to have any communication or relationship whatsoever with any Participant of such Class A Noteholder or Class B Noteholder, as applicable, in order to enforce the obligations of such Class A Noteholder or Class B Noteholder, as applicable, hereunder. Each Class A Noteholder and each Class B Noteholder shall promptly notify the Indenture Trustee (which shall promptly notify the Transferor and the Servicer) in writing of the identity and interest of each Participant upon any such disposition. As a condition of granting any participation, the Class A Noteholder or Class B Noteholder, as applicable, hereby agrees to deliver to the Servicer and the Transferor a certification of the proposed Participant pursuant to which the Participant certifies, represents and warrants that (i) such Participant is entitled to (x) receive payments with respect to its participation without deduction or withholding of any United States federal income taxes and (y) an exemption from United States backup withholding tax, (ii) prior to the date on which the first interest payment is due to the Participant, such Class A Noteholder or Class B Noteholder will provide to the Transferor and Indenture Trustee, the forms described in clauses (i) and (ii) of subsection 9.05(b) as though the Participant were a Class A Noteholder or Class B Noteholder, as applicable, (iii) such Class A Noteholder or such Class B Noteholder, as applicable, similarly will provide subsequent forms as described in subsection 9.05(b) with respect to such Participant as though it were a Class A Noteholder or Class B Noteholder, as applicable, (iv) such

Participant is and will remain the beneficial owner of the Participated Notes for U.S. federal income tax purposes, and (v) without diminution of any tax gross-up pursuant to the Note Purchase Agreement, such Participant will pay any taxes imposed on its participation interest in the Class A Notes or the Class B Notes, as applicable.

(g) Except (i) as provided in subsections (e) and (f) above, (ii) in connection with any pledge to any Federal Reserve Bank to secure any obligation of a Class A Noteholder or a Class B Noteholder, or (iii) in connection with a Qualified Securitization Pledge, no Class A Noteholder or Class B Noteholder may sell, transfer, assign, exchange, participate or otherwise convey or pledge, hypothecate, rehypothecate, or otherwise grant a security interest in or dispose of or transfer in any manner (each, a “Transfer”) any direct or indirect interest in a Class A Note or Class B Note, as applicable, and each such Noteholder further acknowledges and agrees that any purported Transfer in violation of this subsection shall be null and void ab initio.

(h) To the extent that any Class A Conduit Investor or any Conduit Assignee or any Class B Investor (in each case as defined in the Note Purchase Agreement) cannot represent that it is a “corporation” as described in Section 7701(a)(3) of the Code pursuant to subsection (d) and the Note Purchase Agreement, the Transferor and Servicer will be deemed to consent to the holding of an interest in a Class A Note or Class B Note by such Class A Conduit Investor or any Conduit Assignee or a Class B Investor pursuant to such subsection if such Class A Noteholder or Class B Noteholder represents, warrants and covenants that, (i) for U.S. federal income tax purposes, (A) the Class A Noteholder or Class B Noteholder is and will remain (1) a domestic partnership as described in Section 7701(a)(2) and (a)(4) of the Code or (2) disregarded as an entity separate from its owner, which owner (a) is and will remain properly classified as a “domestic corporation” as described in section 7701(a)(3) and (a)(4) of the Code and (b) is not and will not become an “S” corporation as described in section 1361 of the Code; and (B) such Class A Noteholder or Class B Noteholder (or, in the event the Class A Noteholder or Class B Noteholder is disregarded as an entity separate from its owner, such owner) is and will remain properly treated as the owner of the Class A Note or Class B Note, respectively; (ii) if, for federal income tax purposes, the Class A Note or Class B Note is treated as an equity interest in a partnership (a “Trust Partnership”) and such Class A Noteholder or Class B Noteholder, respectively is treated as a partnership, (A) no purpose of the Class A Noteholder’s or Class B Noteholder’s ownership of the Class A Note or Class B Note, respectively, is to permit any Trust Partnership to satisfy the 100-partner limitation in Treasury Regulation section 1.7704 1(h)(1)(ii); (B) not more than 50% of the value of each and every beneficial owner’s interest in such Class A Noteholder or Class B Noteholder, respectively, is or, at any time, will be attributable to the aggregate value of the Class A Note or Class B Note and any other interests in any Trust Partnership held by such Class A Noteholder or Class B Noteholder, respectively; and (C) no more than one (1) person will be treated as a “partner” in any Trust Partnership under Treasury Regulation section 1.7704-1(h)(3) solely by reason of such Class A Noteholder’s or Class B Noteholder’s ownership of the Class A Note or Class B Note, respectively. Each such Class A Noteholder and Class B Noteholder represents, warrants and covenants that it shall (i) cause each of its Participants otherwise permitted hereunder and under the Note Purchase Agreement to make representations, warranties and covenants as required by this Section 9.05 (including, pursuant to subsection (d) hereof, the representation that such Participant is a “corporation” as described in Section 7701(a)(3) of the Code) and the Note Purchase Agreement for the benefit of the Servicer, the Transferor and the Trust at the time such Participant became a

Participant and (ii) forward a copy of such representations, warranties and covenants to the Indenture Trustee. In the event of any breach of the representation, warranty and covenant of a Class A Conduit Investor or any Conduit Assignee or Class B Investor that is set forth in clauses (i) and (ii) of the first sentence of this paragraph, or of its Participant that such Participant shall remain classified as a corporation other than an S corporation, such Class A Noteholder or Class B Noteholder shall notify the Transferor and the Servicer promptly upon such Class A Noteholder’s or Class B Noteholder’s becoming aware of such breach, and thereupon the Class A Noteholder or Class B Noteholder hereby agrees to use reasonable efforts to procure a replacement investor not so affected which is a Permitted Assignee or is otherwise reasonably acceptable to the Transferor and the Servicer to replace such affected Class A Noteholder or Class B Noteholder. In any such event, the Transferor and Servicer shall also have the right to procure a replacement investor; provided, however that the foregoing right of the Transferor and Servicer with respect to the Class A Notes shall be subject to the Class A Noteholder not having promptly procured a replacement investor pursuant to and meeting the requirements of the preceding sentence. Each affected Class A Noteholder and Class B Noteholder hereby agrees to take all actions necessary to permit a replacement investor to succeed to its rights and obligations hereunder. Each Class A Noteholder or Class B Noteholder which has a Participant which has breached its representation, warranty and covenant that it shall remain classified as a corporation other than an S corporation hereby agrees (without limiting the right of the Transferor or the Servicer to procure a replacement investor for such Class A Noteholder or Class B Noteholder, respectively, as provided above in this paragraph) to notify the Transferor and the Servicer of such breach promptly upon such Class A Noteholder’s or Class B Noteholder’s becoming aware thereof and to use reasonable efforts to procure a replacement Participant, as applicable, not so affected which is a Permitted Assignee or is otherwise acceptable to the Transferor and the Servicer to replace any such Participant. Such Class A Noteholder and Class B Noteholder will provide such continuing assurances, comfort, evidence and information in support of and in connection with the continuing truth of the representations and compliance with the covenants and agreements set forth in this paragraph (h) as the Transferor and the Servicer may reasonably request from time to time.

Section 9.06. Covenant of O/C Holder. The O/C Holder hereby acknowledges and agrees to comply with Section 3.14 of the Indenture and Sections 2.06 and 5.06 of the Trust Agreement.

Section 9.07. Transfer of the Variable Funding Notes and the O/C Certificate. Notwithstanding anything to the contrary in this Indenture Supplement, no interest in a Variable Funding Note or the O/C Certificate may be directly or indirectly sold, conveyed, assigned, hypothecated, pledged, participated, exchanged or otherwise transferred (i) except to a Person who is a “United States person” for United States federal income tax purposes, and (ii) without the consent of the Required Investors, and any Transfer in violation of these requirements shall be null and void ab initio.

Section 9.08. Event of Default. For purposes of Section 5.02(b) of the Indenture, a failure to pay any interest on the Variable Funding Note when the same becomes due and payable shall not constitute an Event of Default.

Section 9.09. Disclosure of Tax Treatment. Notwithstanding any other express or implied agreement to the contrary, each of the Issuer, the O/C Holder and the Series 2007-One Noteholders are hereby deemed to agree that they (or their employees, representatives, or other agents), may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of any transaction relating to the Issuer, the O/C Holder or the Series 2007-One Notes.

Section 9.10. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Indenture Supplement is executed and delivered by Wilmington Trust FSB, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust FSB but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust FSB be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture Supplement or the other Transaction Documents to which the Issuer is a party.

Section 9.11. Rights of the Indenture Trustee and the Paying Agent. Each of the Paying Agent and the Indenture Trustee shall be entitled to all of the same rights, protections, immunities and indemnities set forth in the Indenture.

[END OF ARTICLE IX]

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the date first above written.

PARTRIDGE ACQUIRED PORTFOLIO BUSINESS TRUST, as Issuer

By:	WILMINGTON TRUST FSB, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Jim Lawler
Name:	Jim Lawler
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH, as Paying Agent

By:	/s/ Darren Levene
Name:	Darren Levene
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:	/s/ Michele HY Voon
Name:	Michele HY Voon
Title:	Attorney-in-fact

By:	/s/ Dorit Ritter-Haddad
Name:	Dorit Ritter-Haddad
Title:	Attorney-in-fact

[Signature Page to Indenture Supplement]

COMPUCREDIT INTERNATIONAL ACQUISITION CORPORATION, as Servicer

By:	/s/ Joshua C. Miller
Name:	Joshua C. Miller
Title:	Assistant Secretary

The undersigned agrees to be bound by the provisions of Section 9.07 of this Indenture Supplement:

PARTRIDGE FUNDING CORPORATION, as O/C Holder

By:	/s/ Rebecca Howell
Name:	Rebecca Howell
Title:	Assistant Secretary

[Signature Page to Indenture Supplement]